ICM SMALL COMPANY PORTFOLIO

Summary Prospectus | March 1, 2010

TICKER: Institutional Class Shares -- ICSCX

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Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.icomd.com. You can also get this information at no cost by calling 1-866-234-5426, by sending an e-mail request to icmsmallcap@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
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INVESTMENT OBJECTIVE
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    The ICM Small Company Portfolio (the "Fund") seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

FUND FEES AND EXPENSES
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    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

    Management Fees                                                     0.70%
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    Other Expenses                                                      0.19%
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    Total Annual Fund Operating Expenses                                0.89%


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EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year              3 Years             5 Years                 10 Years
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      $91                 $284                $493                  $1,096

    PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
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    Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of companies that have market capitalizations that are under $2 billion at the time of purchase. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in equity securities listed on the New York Stock Exchange and the NYSE Alternext US or traded on the over-the-counter markets operated by the Financial Industry Regulatory Authority ("FINRA"). The Fund invests primarily in common stocks, but it may also invest in other types of equity securities.

    In selecting investments for the Fund, Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000 Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the aver-

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    age company in the Russell 2000 Index. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the Adviser screens the Fund's universe of potential investments to identify potentially undervalued securities. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund's target capitalization range if it believes the company has growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND
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    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. There is also a possibility that the Fund will not achieve its goal. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation.

    EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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PERFORMANCE INFORMATION
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    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.ICOMD.COM or by calling 1-866-234-5426. The Fund acquired the assets and assumed the historical performance of another fund on June 24, 2002. The performance shown in the bar chart and performance table for periods prior to that date represents the performance of the predecessor fund.


                             [BAR GRAPHIC OMITTED]


22.46%   19.05%   (6.30)%   35.31%   20.70%    5.22%   19.22%   3.35%   (35.11)%   34.46%
 2000     2001     2002      2003     2004     2005     2006     2007     2008      2009


    During the periods shown in the chart, the highest return for a quarter was 28.17% (quarter ended 06/30/09) and the lowest return for a quarter was (28.74)% (quarter ended 12/31/08).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                   1 Year    5 Years    10 Years
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    Fund Return Before Taxes                       34.46%     2.50%      9.70%
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    Fund Return After Taxes on Distributions       34.29%     0.92%      8.32%
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    Fund Return After Taxes on Distributions and
      Sale of Fund Shares                         22.39%      2.03%      8.30%
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    Russell 2000 Value Index (reflects no deduction
      for fees, expenses or taxes)                20.58%     (0.01)%     8.27%

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INVESTMENT ADVISER
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    Investment Counselors of Maryland, LLC serves as investment adviser to the
    Fund.

PORTFOLIO MANAGERS
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    The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

    William V. Heaphy, CFA, Principal, joined ICM in 1994.

    Simeon F. Wooten III, CFA, Principal, joined ICM in 1998.

    Gary J. Merwitz, Principal, joined ICM in 2004.

    Robert F. Jacapraro, CFA, Principal, joined ICM in 2005.

PURCHASE AND SALE OF FUND SHARES
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    To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500,000. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. You can buy additional shares for as little as $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

    You may sell your shares via mail, telephone or Automated Clearing House (subject to certain account minimums) on each day the New York Stock Exchange ("NYSE") is open for business.

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TAX INFORMATION
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The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
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If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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